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                                                                   EXHIBIT 10.49


                                                                  INSTRUMENT NO.


                                 CAYMAN ISLANDS

                     THE REGISTERED LAND LAW (1995 REVISION)
                       THE REGISTERED LAND RULES (REVISED)

                                 THIRD SCHEDULE

                                  LEASE OF PART

REGISTRATION SECTION                  BLOCK                        PARCEL
WEST BAY BEACH NORTH                   11B                          79/18
 .....................              ...........                   ............

WE                        COLMAR LTD.
                          P.O. Box 10725, APO, Grand Cayman

HEREBY LEASE to           CONSOLIDATED WATER CO. LTD.

of                        P.O. Box 1114, George Town, Grand Cayman

that portion of land comprised in the above-mentioned title which is shown on the plan attached hereto and edged in red for the term of 2 years from the 1st day of February 2000 with the right to extend the term for a further 3 years at the rent set forth in the Second Schedule hereto and payable subject to sections 52 to 53 of the above law, unless hereby negatived, modified or added to. (Here set forth any variation, or make reference to an attached document) subject to the terms and conditions of the Schedules hereto and.

*The Lessees declare that they hold the lease as proprietors in common in the following undivided shares:-

(or as Joint Proprietors)

         Dated this 13th day of October 2000

                             COLMAR LTD.

Signed by the Lessor         /s/ MALCOLM S. DAVIES        - Alternate Director
                             -----------------------

in the presence of:          /s/ DENNY TOMSU              - Assistant Secretary
                             -----------------------
                             CONSOLIDATED WATER

Signed by the Lessee         /s/ PETER D. RIBBINS         - Director
                             -----------------------

in the presence of:-         /s/ ALEXANDER S. BODDEN      - Secretary
                             -----------------------

*Delete if not applicable

                              FOR OFFICIAL USE ONLY

I, the Registrar of Lands in the Cayman Islands hereby certify that this document was received by me for registration on the 18th day of Oct. 2000 and that stamp duty assessed/adjudicated by me/Treasury at CI$3,290.00 and Land Registry fees at CI$50.00 relating thereto have been paid.

                  /s/ ALINE WOOD
                  -----------------------------
                  REGISTRAR OF LANDS


                                   REGISTERED
                            THIS 20TH DAY OF OCT 2000
                          CERTIFICATE OF IDENTIFICATION

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                                   COLMAR LTD.
                   BY: MALCOLM S. DAVIES - ALTERNATE DIRECTOR

                    AND BY: DENNY TOMSU - ASSISTANT SECRETARY

I HEREBY CERTIFY that the above named...........persons.........................
appeared before me on the 13th day of October 2000 and..........................
(or being known to me) acknowledged the above signature or mark to be theirs and that they had freely and voluntarily executed this instrument and understood its contents.

                                 /s/ illegible
          ............................................................
               Signature and designation of the person certifying

                          CERTIFICATE OF IDENTIFICATION
                           CONSOLIDATED WATER CO. LTD.
                              BY: PETER D. RIBBINS

                           AND BY: ALEXANDER S. BODDEN

I HEREBY CERTIFY that the above named...........persons.........................
appeared before me on the 4th day of October 2000 and...........................
(being known to me) acknowledged the above signature or mark to be theirs and that they had freely and voluntarily executed this instrument and understood its contents.

               /s/ JEFFREY M. PARKER
               --------------------------------------------------
               Signature and designation of the person certifying


                          CERTIFICATE OF IDENTIFICATION

          Name.........................................................

I HEREBY CERTIFY that the above named ...........persons........................
appeared before me on the ............day of ...........................20.....
and being identified by *................................................ (or
being known to me) acknowledged the above signature or mark to be his/theirs and that he/they had freely and voluntarily executed this instrument and understood its contents.

          ............................................................
               Signature and designation of the person certifying


                          CERTIFICATE OF IDENTIFICATION

          Name.........................................................


I HEREBY CERTIFY that the above named ...........persons........................
appeared before me on the ............day of ...........................20......
and being identified by *................................................ (or
being known to me) acknowledged the above signature or mark to be his/theirs and that he/they had freely and voluntarily executed this instrument and understood its contents.

          ............................................................
               Signature and designation of the person certifying

*NOTE: Please ensure that the appropriate insertions and/or deletions are made so that the method of identification is clear.



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THIS LEASE is made the 13th day of October, 2000

BETWEEN:

                        COLMAR LTD.
                        of P.O. Box 10725 APO
                        Grand Cayman

                        (hereinafter called "the Landlord")

AND                     CONSOLIDATED WATER CO. LTD.
                        P.O. Box 1114 GT
                        Grand Cayman

                        (hereinafter called "the Tenant")

WITNESSES AS FOLLOWS:

1. In consideration of the rent and Tenant's covenants hereinafter reserved and contained the Landlord HEREBY DEMISES unto the Tenant ALL THOSE premises described in the first schedule hereto (hereinafter called the "Demised Premises") and which form part of the buildings known as Trafalgar Place, West Bay Road, Grand Cayman, Cayman Islands (hereinafter called "the Building") TOGETHER WITH AND SUBJECT TO (but to the exclusion of all other liberties, easements, rights and advantages) the particular rights and matters also contained in the Schedule hereto TO HOLD the same unto the Tenant for the period from February 1st 2000 ("the Commencement Date") to January 31st 2002 subject nevertheless to the provisos for sooner determination hereafter contained and paying therefor from the Commencement Date the annual rents set forth in the second schedule hereto payable in twelve equal monthly installments in advance for the said period the first of which payments shall be due on February 1st 2000.

2.       The Tenant HEREBY COVENANTS with the Landlord as follows:

         2.1. To pay the said rent on the days and in the manner aforesaid and to pay to the Landlord a sum equal to a fair proportion as hereinafter defined of the amount of the aggregate annual sum payable (if any) to the Cayman Islands Government or to any other authority whether local, governmental and/or otherwise in respect of the Building for site value tax or for any other rates, taxes, assessments or outgoings (including without restricting the foregoing, sewage and water) whatsoever now or hereafter imposed or charged such additional payment to be made on the date for payment of rent next after receipt by the Landlord of a demand therefor. For the purpose of this sub-clause the amount of such fair proportion of the sum hereinbefore referred to shall be such proportion thereof as equals the proportion which the area of the Demised Premises as set forth in the First Schedule hereto ("the Floor Area") bears to 13,639 square feet being the total area of the Building PROVIDED THAT should different areas of the Building suffer land tax at different rates then the said proportion shall be adjusted rateably to reflect such difference.





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         2.2.     To pay to the Landlord on exchange and delivery of this Lease a security deposit ("the Deposit") of CI$5,066.67 of which CI$3,568.67 has already been paid and CI$1,498.00 shall be due which deposit shall be held by the Landlord on the following terms and conditions:

                  2.2.1.   No interest shall accrue to the Deposit.

                  2.2.2. The Landlord may deduct from the Deposit 7 days after notifying the Tenant of its intention to do so any unpaid rent; unremedied damage or unpaid late charges.

                  2.2.3.   Upon the deduction of any sum pursuant to Clause
                           2.2.2 hereof the Tenant shall within 14 days of the Landlord deducting the said sum pay the Landlord such sum as is necessary to reinstate the Deposit to the monthly rent payable by the Tenant at the time the reinstatement is due.

                  2.2.4. Upon the expiry of this Lease and upon the Tenant having observed its covenants hereunder the Landlord shall return the Deposit to the Tenant provided always that if the Tenant is in breach of any provisions of this Lease or has failed to remedy any such breach or damage the Landlord may deduct from the Deposit such sums as may be necessary including reasonably incurred attorney's fees (whether such are allowed on a taxation or otherwise) to remedy the said breach or make good the said damage.

         2.3. To pay all charges for telephone, electricity, sewage, water, and other utilities actually consumed or charged to or used in the Demised Premises or such fair proportion thereof during the said term and in January of each year to pay to the Landlord an annual amount of CI$600.00 towards the maintenance of a dumpster for garbage disposal at the Demised premises.

         2.4 To keep the interior of the Demised Premises and the appurtenances thereof including floors, walls, ceilings, the insides of doors entering into corridors, the glass windows and all the fixtures and fittings and painting and papering and decoration in the Demised Premises well and sufficiently cleaned (in the case of windows at regular intervals) and in good and substantial repair and condition (including where relevant replacement thereof) and to permit the Landlord and the Landlord's agents or contractors on its behalf to clean, paint or treat as the case may be the outside of all doors entering into corridors from the Demised Premises and the outside of all window frames and glass in the Demised Premises in such colour and in such manner and at such times as the Landlord may desire


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                  or direct with the right to enter the Demised Premises as may be necessary for such purposes.

         2.5. Not to alter, injure, cut or maim any of the floors, walls, ceilings, windows, doors, wiring, pipes, appurtenances, fixtures or fittings including air conditioning and other equipment in, of or to the Demised Premises nor to make any alterations or additions to the interior or exterior appearance of the Demised Premises without the prior consent in writing of the Landlord nor permit any of the foregoing to be done. Such consent not to be unreasonably withheld by the Landlord.

         2.6. To permit any agent or employee of the Landlord to enter the Demised Premises in the ordinary course of his duty and to permit the Landlord and the Landlord's agents surveyors and workmen to enter with all necessary appliances upon the Demised Premises at any reasonable time having given prior notice of such intention and in the case of fire or any other emergency without notice and/or for the purpose of examining the condition thereof or of doing such works and things as may be required for any repairs, alterations, additions, maintenance, cleaning, installations, improvements or renewals of or to the Demised Premises or any part of the Building or apparatus or equipment therein and also for the purpose of viewing the state and condition of the Demised Premises and before the expiration of one calendar month's notice given in writing by the Landlord to execute any repairs lawfully required to be done by the Tenant and in accordance with such notice and if the Tenant shall within such time fail to execute such work the Landlord may thereupon cause such work to be done and recover the cost thereof from the Tenant but without prejudice to the Landlord's right of re-entry hereinafter mentioned

         2.7. Subject to subclause 2.25, to use Demised Premises only as business offices for Consolidated Water Co. Ltd.

         2.8 Not knowingly to do or permit or suffer to be done upon or within the Demised Premises anything which shall constitute or may be or become a nuisance or annoyance to or in any way interfere with the quiet and peaceful use of the other portions of the Building or any adjoining or neighbouring premises.

         2.9. Not to use or permit the Demised Premises to be used for residential purposes or for overnight accommodation.

         2.10. Not to obstruct or litter or deface in any manner the vestibules, lifts, entrances, stairways, corridors, passages and other common areas of the Building or the carpark and areas adjacent to the Building.



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         2.11.    Not to do or suffer to be done knowingly anything whereby the policy or policies of insurance on the Demised Premises or on the Building against fire or any other risk may become void or voidable or whereby the premium thereon may be increased and to repay to the Landlord all sums paid by the Landlord by way of increased premiums and all expenses incurred by the Landlord in or about any renewal of such policy or policies and any other expenses or charges incurred by the Landlord or rendered necessary by reason of a breach or nonobservance of the provisions of this sub-clause.

         2.12. Not to permit any open use of internal combustion lire to be burned or cooking to be done (excluding the heating of water for beverages or cooking appliances within a restaurant that is in good standing with all Cayman Islands Government departments) within the Demised Premises without the prior consent in writing of the Landlord.

         2.13. Not without the prior consent of the Landlord to bring or allow to be brought on to the Demised Premises or any part of the Building any machines or machinery save equipment and furnishings as are requisite for the Tenant's business and to observe such regulations as the Landlord shall specify regarding load factors and stresses within the Building.

         2.14. Not to paint, affix or exhibit any name or writing or any sign, placard or advertisement in the vestibules, entrances, stairways, corridors or passages of or upon or outside any wall, door, entrance, window, roof or exterior wall of the Building or any entrance door to the Demised Premises from the corridors giving access thereto without the consent in writing from the Landlord such consent not to be unreasonably refused PROVIDED however that all signs of any type whatsoever shall in each case conform with that reasonably approved by the Landlord and are subject to all necessary governmental approvals.

         2.15 Not to charge, encumber, assign, sublet or part with possession of the Demised Premises or any part thereof without the previous consent in writing of the Landlord (which shall not be unreasonably withheld) PROVIDED that upon any breach by the Tenant of this sub-clause the Landlord may at any time re-enter upon the Demised Premises and if the Landlord shall do so the term hereby created shall terminate absolutely.

         2.16. Not to bring or permit or suffer to be brought onto the Demised Premises any materials or objects of a type likely to cause a nuisance and to indemnify the Landlord against all actions, suits, claims or demands arising out of the presence


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                  on the Demised Premises of any materials or objects or out of their escape or leakage therefrom.

         2.17. Not to bring or permit to be brought any vehicles, bicycles, animals or birds into the Building and not to use the Demised Premises or permit the same to be used for any illegal or immoral purpose or any purpose of a nature likely to injure the reputation of The Falls.

         2.18. To observe and conform to all reasonable regulations and restrictions made by the Landlord or its agents or servants for the proper management of the Building and notified in writing by the Landlord or its agents or servants to the Tenant from time to time.

         2.19. To indemnify and hold harmless the Landlord against all damage, loss or injury to the Demised Premises or any other part of the Building or The Falls (including windows thereof) or to any person caused by any act, default or negligence of the Tenant, its servants, agents, licencees or invitees and to pay and make good to the Landlord all and every loss or damage whatsoever incurred or sustained by the Landlord as a consequence of every breach or nonobservance of the Tenant's covenants herein contained and to indemnify and hold harmless the Landlord against all actions, claims, liabilities costs and expenses thereby rising.

         2.20. To yield up the Demised Premises as the expiration or sooner determination of the term hereby created with fixtures and fittings thereto in good and tenantable repair and condition fair wear and tear excepted.

         2.21. To pay the stamp duty attracted by this Lease from time to time and registration fees in relation thereto.

         2.22 To pay a charge of CI$150.00 for each day that the rent payable by the Tenant under this Lease remains unpaid for 5 days or more, provided that the Landlord shall have notified the Tenant in writing by delivery of a notice of unpaid rent to the Demised Premises. The notice specified by this clause need not be a notice of default as defined by the Registered Land Law.

         2.23. To obtain and keep in force at the sole expense of the Tenant a policy of insurance against public liability in respect of death, injury or other damage to persons when in or upon the Leased Premises with an insurance company and in an amount of not less than US$1,000,000.00 such policy naming the Landlord as an additional insured party and including a ten day notice of cancellation or non-renewal to the Landlord and to pay all premiums necessary for the above



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                  purposes and to produce to the Landlord or its agent on
                  request the policy and the receipts for payment of the premiums.

         2.24. To keep at the Tenant's expense the air-conditioning equipment installed in and utilised for the Leased Premises in good running order and to pay the running and maintenance costs (including, but not limited to the cost of replacing and maintaining the air conditioning filters) in respect thereof.

         2.25. To obtain and maintain all licenses and other approvals from the Cayman Islands Government or any other appropriate licensing authorities in the Cayman Islands as shall be necessary to conduct the business set out in sub-clause 2.7.

3.       The Landlord hereby covenants with the Tenant as follows:

         3.1.     Subject to the provisions of sub-clauses 2.1, 2.2, 2.3 and
                  2.21 to pay all existing and future taxes, rates and out-goings payable in respect of the Demised Premises or of the Building.

         3.2. To insure and at all times during the said term keep insured the Building (unless the insurance thereon shall be made void through or by reason of the act or default of the tenants or any of them) against loss or damage by fire, hurricane, earthquake, riot, strike and such other hazards and risks as the Landlord may desire.

         3.3. Unless prevented by any cause beyond the control of the Landlord to clean and keep tidy the common areas of and adjacent to the Building and as and when necessary repair and re-paint the same and all windows affording light to the same and keep the same and the building in good and tenantable repair (and in the case of lavatories and washing conveniences supplied with running water) TOGETHER WITH the roofs, and exterior walls of the Building and the wiring, drains, downpipes and water pipes thereof.

         3.4. That the Tenant paying the rent hereby reserved and performing and observing the covenants on the Tenant's part herein contained shall subject to the provisions of this Lease be entitled peaceably to hold and enjoy the Demised Premises without any interruption by the Landlord or any person rightfully claiming under it.

4.       Provided always and it is hereby agreed as follows:

         4.1. All fixtures, fittings, partitioning, installations, alterations and additions in the Demised Premises (except all such fixtures in the nature of trade fixtures or



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                  machinery as shall have been installed by the Tenant during the term hereof which subject to the proviso hereinafter as to repair of damage the Tenant shall be entitled to remove at the termination of the term hereby created) shall unless expressly otherwise agreed in writing by the Landlord, be and become the property of the Landlord (whether paid for by the Tenant or the Landlord) and shall not be removed by the Tenant PROVIDED always that the Landlord may at the termination of the term hereby created require if it so desires the Tenant to remove any of the foregoing (including trade fixtures or machinery) placed or affixed by the Tenant in the Demised Premises and to make good at the Tenant's expense any damage caused thereby.

         4.2. If the Demised Premises or any part thereof is damaged or destroyed by fire, storm or tempest or other act of God or the Queen's enemies or any other cause whatsoever during the continuance of the term hereby created so as to render the Demised Premises unfit for occupation and use the Landlord will until such time as the Demised Premises shall be fit for occupation or use allow the Tenant total or just proportionate abatement of the rent reserved as the case may be according to the nature and extent of the damage sustained for so long as the Demised Premises shall be unfit for occupation and use PROVIDED always that the Tenant's right to abatement of the rent shall cease if the insurance monies shall be wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant.

         4.3. If at any time during the term hereby created the Demised Premises shall be destroyed or damaged by fire, storm or tempest or other act of God or the Queen's enemies so as to become totally unfit for occupation and use or such damage shall in the opinion of the Landlord not be capable of repair within 180 days of its occurrence then and in such case the Landlord shall be under no liability to reinstate the Demised Premises and in such case either party shall have the right to terminate this demise by giving to the other fourteen days notice in writing whereupon this demise and everything contained herein shall cease but without prejudice to the rights and remedies of either party in respect of any antecedent claim or breach of covenant.

         4.4. If the rent hereby reserved or any part thereof shall at any time be unpaid for 14 days after becoming payable (whether formally demanded or not) or if any of the stipulations on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall go into liquidation whether voluntarily or otherwise or shall call a meeting of the Tenant's creditors or enter into any agreement with such creditors it shall be lawful for the Landlord at any time thereafter to re-enter the Demised Premises or any part thereof in the name of the whole and thereupon the term created hereby shall absolutely determine but


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                  without prejudice to the right of action of the Landlord in respect of any antecedent breach of the Tenant's obligations herein contained.

         4.5. During the last three months of the term hereby created the Landlord shall have the right at reasonable times and upon giving the Tenant 24 hours notice to enter and show the Demised Premises to prospective tenants thereof.

         4.6. Any notice under this Lease shall be in writing. Any notice to the Tenant shall be sufficiently served if addressed to the Tenant and delivered to the Demised Premises. Any notice to the Landlord shall be sufficiently served if addressed to the Landlord at its registered office. Any notice posted to the Landlord or the Tenant shall be deemed to have been served within two days following that on which it was posted.

         4.7. Insofar as terms and provisions of this Lease are inconsistent with the teens and provisions of the Registered Land Law, (1995 Revision) the said Registered Land Law, (1995 Revision) shall be deemed to have been varied to that extent.

         4.8.     In this Lease where the context so admits:-

                  4.8.1. words importing the masculine gender shall include the feminine gender and VICE VERSA and words importing the singular number only shall include the plural number and VICE VERSA and words importing persons and all references to persons shall include corporations and firms;

                  4.8.2 if at any time two or more persons are included in the expression "the Tenant" then covenants entered into or implied therein by or on the part of the Tenant shall be deemed to be and shall be construed as covenants entered into by and binding on such persons jointly and severally.

         4.9. The Lease shall be binding on and enure to the benefit of each party's respective successors and assigns.

         5.0 The Tenant shall have the right to extend the term of this lease for 3 further Terms of 1 year each ending on January 31st 2005 provided that the rents payable by the Tenant to the Landlord shall be as set forth in the Second Schedule. Any such exercise of this option by the Tenant shall be exercised by notice in writing delivered to the Landlord at least 3 months prior to the termination of the current period.

                               THE FIRST SCHEDULE

ALL THOSE premises comprising 5 separate units of 640 square feet each in Trafalgar Place ("the Building") situated on the West Bay Road, Grand Cayman, Cayman Islands and having a total floor area of 3,200 square feet and shown edged red on the plan annexed hereto and being



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

part of parcel 79 of block 11B of the West Bay Beach North Registration Section TOGETHER WITH the use in common with the Landlord and other tenants of the Building (and their servants, agents, invitees, licensees or visitors) parking and other conveniences provided for the use of the tenants of the Building AND TOGETHER ALSO WITH the right for the Tenant to the free and uninterrupted use of all electric, telephone and other wires and cables upon, through or under adjacent premises in the Building so far as necessary in the enjoyment of the Demised Premises and in common with the Landlord and all others so authorised by the Landlord and all other persons entitled thereto EXCEPTING AND RESERVING to the Landlord and the tenants and occupiers of other parts of the Property and all such other persons entitled thereto the right of free passage and running of water, upon, through or under the Demised Premises and the free and uninterrupted use of all electric, telephone and other wires, pipes and cables upon, through or under the same.

                               THE SECOND SCHEDULE


          FEBRUARY 1ST 2000 TO JANUARY 31ST 2001       CI$60,800.00 PER ANNUM

          FEBRUARY 1ST 2001 TO JANUARY 31ST 2002       CI$63,232.U0 PER ANNUM



                               PERIOD OF EXTENSION


          FEBRUARY 1ST 2002 TO JANUARY 31ST 2003       CI$65,657.00 PER ANNUM

          FEBRUARY 1ST 2003 TO JANUARY 31ST 2004       CI$68,283.00 PER ANNUM

          FEBRUARY 1ST 2003 TO JANUARY 31ST 2005       CI$71,014.00 PER ANNUM